4Q 2018 SUPPLEMENTAL FINANCIAL INFORMATION December 10, 2018 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements The information set forth herein contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information included herein that is not historical fact is subject to a number of risks and uncertainties, depending upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), and actual results realized by the Company could differ materially from the forward-looking information included herein. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. The Company recommends that current and prospective investors review the information set forth in its Annual Report on Form 10-K for the year ended September 30, 2018 to be filed contemporaneously herewith. Our fiscal year ends on September 30 and unless otherwise indicated or the context otherwise requires, all references to a quarter or year refer to the applicable fiscal quarter or year. Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Consolidated Balance Sheets 4 Pro Rata Operating Results 5 Pro Rata Balance Sheets 6 Portfolio Data by State 7 Same Store Comparison (First Quarter) 8 Same Store Comparison (Fiscal YTD) 9 Multi-Family Acquisitions and Dispositions 10 Value-Add Information 11 Debt Analysis 12 Non-GAAP Financial Measures, Definitions, and 13-14 Reconciliations Portfolio Table 15

BRT APARTMENTS

Financial Highlights

	September 30,											
	2018			2017			2016			2015		
Market Information												
Market capitalization	$	189,681,411		$	150,320,535		$	111,190,680		$	99,976,487	
Shares outstanding		15,754,270			14,022,438			13,898,835			14,101,056	
Closing share price	$	12.04		$	10.72		$	8.00		$	7.09	
Annual dividends declared per share	$	0.78		$	0.18	(4)	$	-		$	-	
Portfolio												
Multi-family properties owned		36			33			33			28	
Units		10,121	(1)		9,568	(1)		9,420			8,300	
Average occupancy (2)		93.69	%		93.80	%		92.80	%		94.50	%
Average monthly rental revenue per occupied unit (2)		$964			$933			$852			$810	

	Quarter ended September 30,				Year ended September 30,			
	2018 (Unaudited)		2017 (Unaudited)		2018 (Unaudited)		2017 (Unaudited)	
Per Share Data								
Earnings per share (basic)	$	(0.20)	$	0.39	$	1.63	$	0.97
Earnings per share (diluted)	$	(0.20)	$	0.39	$	1.61	$	0.97
FFO per share of common stock (diluted) (3)	$	0.26	$	0.22	$	1.03	$	0.67
AFFO per share of common stock (diluted) (3)	$	0.21	$	0.27	$	0.97	$	0.88

(1) Includes 402 units at a property under development.

(2) Average includes stabilized properties for the period presented. See definition of stabilized properties on page 14.

(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 14.

(4) Dividend of $0.18 was initiated in September 2017.

1

Operating Results (dollars in thousands, except per share amounts) Quarter ended September 30, Year ended September 30, 2018 2017 2018 2017 Revenues Rental and other revenue from real estate properties $ 31,283 $ 28,073 $ 118,872 $ 104,477 Other income 198 314 763 1,294 Total revenues 31,481 28,387 119,635 105,771 Expenses Real estate operating expenses 15,661 13,640 57,665 51,279 Interest expense 8,966 7,902 34,389 28,171 General and administrative 2,002 2,101 9,210 9,396 Depreciation 10,416 8,861 38,504 30,491 Total expenses 37,045 32,504 139,768 119,337 Total revenues less total expenses (5,564) (4,117) (20,133) (13,566) Equity in loss of unconsolidated joint ventures (173) (77) (388) (384) Gain on sale of real estate 424 16,763 64,924 52,601 Gain on insurance recovery 1,271 4,498 - Loss on extinguishment of debt - (664) (850) (1,463) (Loss) income from continuing operations (4,042) 11,905 48,051 37,188 Income tax provision 96 61 50 1,560 (Loss) income from continuing operations, net of taxes (4,138) 11,844 48,001 35,628 Net loss (income) attributable to non-controlling interests 1,027 (6,383) (24,228) (22,028) Net (loss) income attributable to common stockholders $ (3,111) $ 5,461 $ 23,773 $ 13,600 Weighted average number of shares of common stock outstanding: Basic 15,635,953 14,023,735 14,580,398 13,993,638 Diluted 15,635,953 14,123,735 14,780,398 14,018,843 Per share amounts attributable to common stockholders: Basic $ (0.20) $ 0.39 $ 1.63 $ 0.97 Diluted $ (0.20) $ 0.39 $ 1.61 $ 0.97 2

Funds From Operations (Unaudited) (dollars in thousands, except per share amounts) Quarter ended September 30, Year ended June 30, 2018 2017 2018 2017 GAAP Net (loss) income attributable to common stockholders $ (3,111) $ 5,461 $ 23,773 $ 13,600 Add: depreciation of properties 10,416 8,861 38,504 30,491 Add: our share of depreciation in unconsoliated joint ventures 386 216 1,587 737 Deduct: gain on sales of real estate (424) (16,763) (64,924) (52,601) Adjustment for non-controlling interests (3,187) 5,305 16,249 17,122 Funds from operations (FFO) attributable to common stockholders 4,080 3,080 15,189 9,349 Adjust for straight line rent accruals (10) (10) (40) (56) Add: loss on extinguishment of debt - 664 850 1,463 Add: amortization of restricted stock and Restricted Stock Units 15 155 988 1,218 Add: amortization of deferred mortgage costs 297 370 1,432 1,244 Deduct: gain on insurance recovery (1,271) - (4,498) - Adjustment for non-controlling interests 249 (379) 469 (920) Adjusted funds from operations (AFFO) attributable to common stockholders $ 3,360 $ 3,880 $ 14,390 $ 12,298 Per share data GAAP Net (loss) income attributable to common stockholders $ (0.20) $ 0.39 $ 1.61 $ 0.97 Add: depreciation of properties 0.67 0.62 2.60 2.18 Add: our share of depreciation in unconsoliated joint ventures 0.02 0.02 0.11 0.05 Deduct: gain on sales of real estate (0.03) (1.19) (4.39) (3.75) Adjustment for non-controlling interests (0.20) 0.38 1.10 1.22 Funds from operations (FFO) attributable to common stockholders 0.26 0.22 1.03 0.67 Adjust for straight line rent accruals - - - - Add: loss on extinguishment of debt - 0.04 0.06 0.10 Add: amortization of restricted stock and Restricted Stock Units (0.01) 0.01 0.05 0.09 Add: amortization of deferred mortgage costs 0.02 0.03 0.10 0.09 Deduct: gain on insurance recovery (0.08) (0.30) Adjustment for non-controlling interests 0.02 (0.03) 0.03 (0.07) Adjusted funds from operations (AFFO) attributable to common stockholders $ 0.21 $ 0.27 $ 0.97 $ 0.88 3

Consolidated Balance Sheets (amounts in thousands, except per share amounts) At September 30, 2018 2017 2016 2015 Assets Real estate properties, net of accumulated depreciation $ 1,020,874 $ 902,281 $ 759,576 $ 591,727 Real estate loan 4,900 5,500 19,500 - Cash and cash equivalents 27,360 12,383 27,399 15,556 Restricted cash 6,686 6,151 7,383 6,518 Deposits and escrows 24,458 27,839 18,972 12,782 Investments in unconsolidated joint ventures 20,078 21,415 298 - Other assets 10,080 9,359 7,775 6,882 Assets of discontinued operations - - - 163,545 Real estate properties held for sale 38,928 8,969 33,996 23,859 Total Assets $ 1,153,364 $ 993,897 $ 874,899 $ 820,869 Liabilities and equity Liabilities Mortgages payable, net of deferred costs $ 792,432 $ 697,826 $ 588,457 $ 451,159 Junior subordinated notes, net of deferred costs 37,038 37,018 36,998 36,978 Accounts payable and accrued liabilities 27,409 22,348 20,716 14,780 Liabilities of discontinued operations - - - 138,530 Mortgage payable held for sale - - 27,052 19,248 Total liabilities 856,879 757,192 673,223 660,695 Equity Common Stock, $.01 par value, 300,000 shares authorized; 15,048 and 13,333 Issued at September 30, 2018 and 2017 150 133 - - Shares of beneficial interest, $3 par value per share - - 39,696 40,285 Additional paid in capital 220,135 201,910 161,321 161,842 Accumulated other comprehensive income (loss) 2,629 1,000 (1,602) (58) Accumulated deficit (24,927) (37,047) (48,125) (79,414) Total BRT Apartments Corp. stockholders' equity 197,987 165,996 151,290 122,655 Non-controlling interests 98,498 70,709 50,386 37,519 Total Equity 296,485 236,705 201,676 160,174 Total Liabilities and Equity $ 1,153,364 $ 993,897 $ 874,899 $ 820,869 4

BRT APARTMENTS

Pro Rata Operating Results

(dollars in thousands)

	Three Months ended September 30, 2018		
	Consolidated Amount	Noncontrolling Interest	BRT Proportionate Amount (1)
Revenues			
Rental and other revenue from real estate properties	$ 31,283	$ 8,582	$ 22,701
Other income	198	-	198
Total revenues	31,481	8,582	22,899
Expenses			
Real estate operating expenses	15,661	4,315	11,346
Interest expense	8,966	2,417	6,549
General and administrative	2,002	-	2,002
Depreciation	10,416	3,195	7,221
Total expenses	37,045	9,927	27,118
Total revenues less total expenses	(5,564)	(1,345)	(4,219)
Equity in loss of unconsolidated joint ventures	(173)	-	(173)
Gain on sale of real estate	424	-	424
Gain on insurance recovery	1,271	318	953
Loss on extinguishment of debt	-	-	-
Loss from continuing operations	(4,042)	(1,027)	(3,015)
Income Tax Provision	96	-	96
Net loss	$ (4,138)	$ (1,027)	$ (3,111)

	Year ended September 30, 2018		
	Consolidated Amount	Noncontrolling Interest	BRT Proportionate Amount (1)
Revenues			
Rental and other revenue from real estate properties	$ 118,872	$ 31,843	$ 87,029
Other income	763	-	763
Total revenues	119,635	31,843	87,792
Expenses			
Real estate operating expenses	57,665	15,502	42,163
Interest expense	34,389	9,092	25,297
General and administrative	9,210	-	9,210
Depreciation	38,504	11,446	27,058
Total expenses	139,768	36,040	103,728
Total revenues less total expenses	(20,133)	(4,197)	(15,936)
Equity in loss of unconsolidated joint ventures	(388)	-	(388)
Gain on sale of real estate	64,924	27,645	37,279
Gain on insurance recovery	4,498	1,125	3,373
Loss on extinguishment of debt	(850)	(345)	(505)
Income from continuing operations	48,051	24,228	23,823
Income tax (benefit) provision	50	-	50
Net income	$ 48,001	$ 24,228	$ 23,773

(1) This column reflects BRT's share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner's percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distribution of cash and profits to BRT will be less than that implied by BRT's percentage equity interest in the property.

5

Pro Rata Consolidated Balance Sheets (amounts in thousands, except per share amounts) At September 30, 2018 BRT Consolidated Noncontrolling Proportionate Amount Interest Amount (1) Assets Real estate properties, net of accumulated depreciation $ 1,020,874 $ 303,200 $ 717,674 Real estate loan 4,900 - 4,900 Cash and cash equivalents 27,360 3,337 24,023 Restricted cash 6,686 - 6,686 Deposits and escrows 24,458 9,515 14,943 Investments in unconsolidated joint ventures 20,078 - 20,078 Other assets 10,080 4,348 5,732 Real estate properties held for sale 38,928 13,598 25,330 Total Assets $ 1,153,364 $ 333,998 $ 819,366 Liabilities and equity Liabilities Mortgages payable, net of deferred costs $ 792,432 $ 228,851 $ 563,581 Junior subordinated notes, net of deferred costs 37,038 - 37,038 Accounts payable and accrued liabilities 27,409 6,649 20,760 Total liabilities 856,879 235,500 621,379 Equity Common Stock, $.01 par value, 300,000 shares authorized; 15,048 issued 150 - 150 Additional paid in capital 220,135 - 220,135 Accumulated other comprehensive income 2,629 - 2,629 Accumulated deficit (24,927) - (24,927) Total BRT Apartments Corp. stockholders' equity 197,987 - 197,987 Non-controlling interest 98,498 98,498 - Total equity 296,485 98,498 197,987 Total Liabilities and Equity $ 1,153,364 $ 333,998 $ 819,366 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. 6

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

Year Ended September 30, 2018

	Units (1)	Revenues	Expenses	NOI (2)	% of NOI Contribution	Average Occupancy (3)	Weighted Average Monthly Rent per Occupied Unit (3)
Texas	3,096	$ 36,357	$ 19,832	$ 16,525	27%	92.3%	$ 1,001
Georgia	1,545	16,761	7,566	9,195	15%	93.3%	986
Florida	1,248	12,383	5,424	6,959	11%	93.6%	983
Mississippi	776	8,616	3,239	5,377	9%	96.8%	887
Missouri	775	10,622	5,127	5,495	9%	92.8%	987
South Carolina	683	8,717	4,564	4,153	7%	92.5%	1,002
Alabama	412	3,769	1,740	2,029	3%	95.0%	775
Indiana	400	3,689	2,187	1,502	2%	96.2%	686
Tennessee	300	4,215	1,590	2,625	4%	98.6%	1,113
Ohio	264	2,804	1,246	1,558	3%	96.9%	840
Virginia	220	3,589	1,297	2,292	4%	95.4%	1,287
Other	-	1,532	545	987	2%	N/A	N/A
Current Portfolio Totals	**9,719**	**$ 113,054**	**$ 54,357**	**$ 58,697**	**96%**	**93.9%**	**$ 964**
Properties sold during Fiscal 2018		5,817	3,308	2,509	4%		
Totals		**$ 118,871**	**$ 57,665**	**$ 61,206**	**100%**		

(1) Excludes 402 units under development in West Nashville, TN.

(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 13 and the definition at page 14.

(3) Excludes sold properties and properties that were not stabilized for the full period presented.

7

Same Store Comparisons
Quarter Ended September 30, 2018 and 2017

(dollars in thousands, except monthly rent amounts)

Quarter ended September 30, 2018		Revenues			Property Operating Expenses			NOI (1)		
	Units	Q4 2018	Q4 2017	Growth	Q4 2018	Q4 2017	Growth	Q4 2018	Q4 2017	Growth
Texas	2,427	$ 7,773	$ 7,500	3.6%	$ 4,336	$ 4,106	5.6%	$ 3,437	$ 3,394	1.3%
Georgia	959	3,004	2,900	3.6%	1,431	1,288	11.1%	1,573	1,612	(2.4%)
Mississippi	776	2,216	2,117	4.7%	873	855	2.1%	1,343	1,262	6.4%
Missouri	601	1,947	1,947	(0.0%)	1,043	1,082	(3.7%)	904	865	4.6%
South Carolina	412	1,330	1,324	0.4%	760	686	10.8%	570	639	(10.8%)
Indiana	400	955	935	2.2%	583	562	3.8%	372	373	(0.3%)
Tennessee	300	1,076	1,020	5.5%	434	345	25.5%	642	675	(4.9%)
Florida	276	922	829	11.2%	391	370	5.6%	531	459	15.8%
Ohio	264	711	680	4.5%	332	291	14.1%	379	389	(2.6%)
Virginia	220	899	904	(0.5%)	381	325	17.2%	518	579	(10.5%)
Alabama	208	530	489	8.6%	235	237	(0.7%)	295	252	17.0%
Totals	**6,843**	**$ 21,363**	**$ 20,645**	**3.5%**	**$ 10,799**	**$ 10,147**	**6.4%**	**$ 10,564**	**$ 10,498**	**0.6%**

Quarter ended September 30, 2018	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	Q4 2018	Q4 2017	Growth	Q4 2018	Q4 2017	Growth
Texas	92.3%	92.7%	(0.3%)	$ 1,014	$ 984	3.1%
Georgia	94.3%	96.0%	(1.8%)	978	939	4.1%
Mississippi	96.8%	97.4%	(0.6%)	909	868	4.8%
Missouri	95.7%	94.2%	1.5%	980	997	(1.7%)
South Carolina	93.1%	92.8%	0.4%	1,019	1,004	1.5%
Indiana	97.8%	97.7%	0.1%	707	682	3.8%
Tennessee	99.0%	97.7%	1.3%	1,122	1,077	4.2%
Florida	97.7%	94.2%	3.7%	1,020	967	5.5%
Ohio	96.3%	96.9%	(0.6%)	858	827	3.8%
Virginia	96.8%	94.8%	2.1%	1,287	1,262	2.1%
Alabama	95.1%	96.3%	(1.2%)	785	702	11.8%
Totals	**94.72%**	**94.46%**	**0.28%**	**$ 977**	**$ 946**	**3.3%**

(1) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy and/or rental rates, increases in real estate taxes, and/or increases in insurance expense. With regards to taxes, when a property is re-assessed at a higher value, we generally appeal the re-assessment if we feel that we can obtain a reduction in the taxes - if successful, the reduction will typically be reflected in the following year.

See definition of Same Store on page 14

8

Same Store Comparisons
Year ended September 30, 2018 and 2017

(dollars in thousands, except monthly rent amounts)

2018 Results		Revenues			Property Operating Expenses			NOI (1)		
	Units	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
Texas	1,918	$ 22,912	$ 22,102	3.7%	$ 12,911 (2)	$ 12,428	3.9%	$ 10,001	$ 9,674	3.4%
Georgia	959	11,720	11,251	4.2%	5,198	5,198	0.0%	6,522	6,053	7.7%
Mississippi	776	8,616	8,310	3.7%	3,239	3,248	(0.3%)	5,377	5,062	6.2%
Missouri	420	4,518	4,328	4.4%	2,344	2,022	15.9%	2,174	2,306	(5.7%)
South Carolina	412	5,199	5,296	(1.8%)	2,913	2,722	7.0%	2,286	2,574	(11.2%)
Indiana	400	3,689	3,418	7.9%	2,187	2,082	5.0%	1,502	1,336	12.4%
Tennessee	300	4,216	3,991	5.6%	1,590	1,562	1.8%	2,626	2,429	8.1%
Florida	276	3,362	3,219	4.4%	1,438	1,507	(4.6%)	1,924	1,712	12.4%
Ohio	264	2,804	2,671	5.0%	1,246	1,220	2.1%	1,558	1,451	7.4%
Alabama	208	1,991	1,898	4.9%	892	862	3.5%	1,099	1,036	6.1%
Totals	**5,933**	**$ 69,027**	**$ 66,484**	**3.8%**	**$ 33,958**	**$ 32,851**	**3.4%**	**$ 35,069**	**$ 33,633**	**4.3%**

2018 Results	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2018	2017	Growth	2018	2017	Growth
Texas	93.4%	91.8%	1.7%	$ 936	$ 923	1.4%
Georgia	93.5%	94.7%	(1.2%)	967	927	4.4%
Mississippi	96.8%	96.5%	0.3%	887	858	3.4%
Missouri	95.5%	92.9%	2.8%	782	789	(0.9%)
South Carolina	92.5%	94.1%	(1.7%)	1,001	1,003	(0.2%)
Indiana	96.2%	92.0%	4.6%	686	652	5.3%
Tennessee	98.6%	97.3%	1.3%	1,113	1,066	4.3%
Florida	91.9%	90.9%	1.1%	997	969	2.9%
Ohio	96.9%	96.8%	0.1%	840	801	4.8%
Alabama	94.3%	95.9%	(1.7%)	743	690	7.6%
Totals	**94.5%**	**93.7%**	**0.8%**	**$ 912**	**$ 889**	**2.6%**

(1) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy and/or rental rates, increases in real estate taxes, and/or increases in insurance expense. With regards to taxes, when a property is re-assessed at a higher value, we generally appeal the re-assessment if we feel that we can obtain a reduction in the taxes - if successful, the reduction will typically be reflected in the following year.

9

Acquisitions and Dispositions Year Ended September 30, 2018 (dollars in thousands) 10

Value-Add Program Quarter Ended September 30, 2018 Estimated Estimated Units Rehab Average Estimated Completed Estimated Rehab Costs Per Monthly Rent Annualized (1) Costs (2) unit Increase (3) ROI (3) 342 $1,360,638 $3,978 $85 25.6% (1) Refers to rehabilitated units at 18 properties with respect to which a new lease or renewal lease was entered into during the period. (2) Reflects costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period. (3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. 11

BRT APARTMENTS

Debt Analysis
As of September 30, 2018
(dollars in thousands)

Mortgage Debt

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2019	34,819	5,819	29,000	4%	4.68%
2020	62,621	6,877	55,744	8%	3.74%
2021	22,622	8,620	14,002	2%	4.29%
2022	59,496	8,767	50,729	7%	4.63%
2023	92,478	8,557	83,921	12%	3.95%
Thereafter	526,769	37,712	489,057	67%	4.17%
Total	$ 798,805	$ 76,352	$ 722,453	100%	

Weighted Average Remaining Term to Maturity	6.7 years
Weighted Average Interest Rate	4.14%
Debt Service Coverage Ratio for the quarter ended September 30, 2018 (2)	1.42

(1) Based on balloon payments at maturity.
(2) See definition on page 14.

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e,* 4.34% at 9/30/2018)
Maturity	April 30, 2036

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NON-GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) We define NOI as total property revenues less total property operating expenses. Property operating expenses exclude, among other things, depreciation and interest expense on the related property. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: Three Months ended September 30, 2018 2017 GAAP Net loss attributable to common stockholders $ (3,111) $ 5,461 Less: Other Income (198) (314) Add: Interest expense 8,965 7,902 General and administrative 2,003 2,101 Depreciation 10,416 8,861 Less: Gain on sale of real estate (424) (16,763) Gain on insurance proceeds (1,271) Add: Loss on extinguishment of debt - 664 Equity in loss of unconsolidated joint ventures 173 77 Provision for taxes 96 61 Add: Net income attributable to non-controlling interests (1,027) 6,383 Net Operating Income $ 15,622 $ 14,433 Year ended September 30, 2018 2017 GAAP Net loss attributable to common stockholders $ 23,773 $ 13,600 Less: Other Income (763) (1,294) Add: Interest expense 34,389 28,171 General and administrative 9,210 9,396 Depreciation 38,504 30,491 Less: Gain on sale of real estate (64,924) (52,601) Gain on insurance proceeds (4,498) - Add: Loss on extinguishment of debt 850 1,463 Equity in loss of unconsolidated joint ventures 388 384 Provision for taxes 50 1,560 Add: Net income attributable to non-controlling interests 24,228 22,028 Net Operating Income $ 61,207 $ 53,198 13

NON-GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Stabilized Properties For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development, and for the three and nine months ended June 30, 2018, also excludes a Katy, Texas property that was damaged by Hurricane Harvey. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared. 14

Portfolio Table

As of 12/10/2018

Property	City	State	Year Built	Year Acquired	Property Age	No. of Unit	2018 Average Occupancy	2018 Avg Rent per Occ. Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	2012	9	208	94.5%	$ 1,135	100%
Avondale Station	Decatur	GA	1950	2012	69	212	95.2%	1,038	100%
Stonecrossing	Houston	TX	1978	2013	41	240	93.4%	874	91%
Pathway	Houston	TX	1979	2013	40	144	92.9%	909	91%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	34	208	94.3%	743	80%
Newbridge Commons	Columbus	OH	1999	2013	20	264	96.9%	840	100%
Waterside at Castleton	Indianapolis	IN	1983	2014	36	400	96.2%	686	80%
Crossings of Bellevue	Nashville	TN	1985	2014	34	300	98.6%	1,113	80%
Kendall Manor	Houston	TX	1981	2014	38	272	93.6%	819	80%
Avalon	Pensacola	FL	2008	2014	11	276	91.9%	997	100%
Parkway Grande	San Marcos	TX	2014	2015	5	192	93.5%	1,064	80%
Cedar Lakes	Lake St. Louis	MO	1985	2015	34	420	95.5%	782	80%
Woodland Trails	LaGrange	GA	2010	2015	9	236	95.5%	929	100%
Retreat at Cinco Ranch	Katy	TX	2008	2016	11	268	97.1%	1,012	75%
Grove at River Place	Macon	GA	1988	2016	31	240	93.9%	707	80%
Civic Center 1	Southaven	MS	2002	2016	17	392	97.0%	862	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	5	288	95.1%	1,004	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	33	494	92.3%	920	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	23	204	90.5%	860	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	30	271	90.2%	1,184	74%
Civic Center 2	Southaven	MS	2005	2016	14	384	96.6%	913	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	4	288	93.3%	988	72%
Kilburn Crossing	Fredericksburg	VA	2005	2016	14	220	95.4%	1,287	100%
OPOP Towers	St. Louis	MO	2014	2017	5	128	85.8%	1,544	76%
OPOP Lofts	St. Louis	MO	2014	2017	5	53	88.5%	1,435	76%
Vanguard Heights	Creve Coeur	MO	2016	2017	3	174	88.0%	1,534	78%
Mercer Crossing	Dallas	TX	2014/2016	2017	5	509	88.1%	1,277	50%
Jackson Square	Tallahassee	FL	1996	2017	23	242	92.0%	1,000	80%
Magnolia Pointe	Madison	AL	1991	2017	28	204	95.8%	815	80%
Woodland Apartments	Boerne	TX	2007	2017	12	120	91.6%	946	80%
The Avenue	Ocoee	FL	1998	2018	21	522	95.7%	986	50%
Parc at 980	Lawrenceville	GA	1997	2018	22	586	92.6%	1,037	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	33	208	95.3%	885	80%
Landings of Carrier Parkway	Grand Prairie (Dalla	TX	2001	2018	18	281	93.9%	964	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	21	266	N/A	N/A	90%
Total/Weighted Average					22.1	9,714			
Development Projects									
Bell's Bluff	Nashville	TN	N/A		N/A	402	N/A	N/A	58%
Total (Including Development Projects)						**10,116**			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Unit	% Ownership
Canalside Sola (1)	Columbia	SC	N/A	N/A	338	46%
Canalside Lofts	Columbia	SC	2008/2013	11	374	32%
Gateway Oaks	Forney	TX	2016	3	313	50%
Total					1,025	

(1) Development project

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